Maxim Series Fund, Inc.

Supplement dated July 20, 2000, to the currently effective Prospectus and Statement of Additional Information concerning the Maxim Loomis Sayles Corporate Bond Portfolio and the Maxim Loomis Sayles Small-Cap Value Portfolio.

        The Portfolios' sub-adviser, Loomis, Sayles & Company, L.P. ("Loomis Sayles"), is an affiliate of Nvest, L.P. and Nvest Companies, L.P., which recently announced that they have entered into an agreement to be acquired by CDC Asset Management. CDC Asset Management is the investment management arm of France's Caisse des Depots Group, which is a major diversified financial institution. Nvest will be renamed CDC Asset Management-North America and it will continue to use the holding company structure. Loomis Sayles will retain its investment independence, brand name, management and operating autonomy. The transaction will not affect daily operations of the Portfolios or the investment management activities of Loomis Sayles.

        Consummation of the transaction with CDC is subject to a number of contingencies, including regulatory approvals and approval of the unitholders of Nvest, L.P. and Nvest Companies, L.P. Under the rules for mutual funds the transaction may result in a change of control for Loomis Sayles and, therefore, an assignment of the Portfolios' investment sub-advisory agreement with Loomis Sayles, which generally is not permitted under the Investment Company Act of 1940. Consequently, it is anticipated that Loomis Sayles will seek approval of a new agreement from the Portfolios' Board of Directors and Maxim will seek shareholders' approval of the new agreement prior to consummation of the transaction. The transaction is expected to close in the fourth quarter of 2000.